UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[x]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Colombia Goldfields Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

1 of 38

#208-8 KING STREET EAST
TORONTO, ONTARIO CANADA M5C 1B5

July 10, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Colombia Goldfields Ltd., which will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on July 31, 2006, at 11:00 am Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Colombia Goldfields Ltd.

Sincerely,

/s/ J. Randall Martin
J. Randall Martin
Chief Executive Officer and Director

2 of 38

COLOMBIA GOLDFIELDS LTD.
#208-8 KING STREET EAST
TORONTO, ONTARIO CANADA M5C 1B5

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

July 10, 2006

To the Shareholders of Colombia Goldfields Ltd.:

The annual meeting of shareholders of Colombia Goldfields Ltd. will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on July 31, 2006, at 11:00 am Pacific Daylight Time

1.	To elect seven (7) directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Vellmer & Chang as the Company’s independent certified public accountants for the fiscal year ended December 31, 2006;

3.	To approve the adoption of the Colombia Goldfields Ltd. 2006 Stock Incentive Plan;

4.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 to 200,000,000;

5.	Approve the reincorporation of Colombia Goldfields Ltd. in the State of Delaware; and

6.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on June 2, 2006 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice. All shareholders are invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ J. Randall Martin
J. Randall Martin
Chief Executive Officer and Director

July 10, 2006

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE COLOMBIA GOLDFIELDS LTD. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

3 of 38

#208-8 KING STREET EAST
TORONTO, ONTARIO CANADA M5C 1B5

PROXY STATEMENT

For the Annual Meeting of Shareholders
To be held July 31, 2006

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY COLOMBIA GOLDFIELDS LTD. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Colombia Goldfields Ltd. (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on July 31, 2006, at 11:00 am Pacific Daylight Time, for the following purpose:

1.	To elect seven (7) directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Vellmer & Chang as the Company’s independent certified public accountants for the fiscal year ended December 31, 2006;

3.	To approve the adoption of the Colombia Goldfields Ltd. 2006 Stock Option Plan;

4.	To approve an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 to 200,000,000;

5.	Approve the reincorporation of Colombia Goldfields Ltd. in the State of Delaware; and

6.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about July 10, 2006.

4 of 38

RECORD DATE

The Board of Directors of Colombia Goldfields Ltd. has fixed the close of business on June 2, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by Colombia Goldfields Ltd. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $8,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Executive Officer, J. Randall Martin, #208-8 King Street East, Toronto, Ontario Canada M5C 1B5.

QUORUM

The presence, in person or by proxy duly authorized, of five percent (5%) of all the shares outstanding, represented by shareholders of record, will constitute a quorum of that voting group for action on that matter. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The nominees elected as directors are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares. Shareholders entitled to vote at any election of directors are not entitled to cumulative votes. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

Confirmation of Vellmer & Chang as auditors for the Company and approval of the Colombia Goldfields Ltd. 2006 Stock Option Plan will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

5 of 38

The affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date is required for the approval of the amendment of the Company’s Articles of Incorporation increasing the number of common shares authorized for issuance and the reincorporation of the Company in the State of Delaware. Stockholders may vote in favor of or against this proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this proxy statement.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting. On June 2, 2006, there were an aggregate of 43,215,849 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

The deadline for submittal of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

DISSENTERS’ RIGHT OF APPRAISAL

Shareholders will have a right of appraisal or similar rights of dissenters with respect to the reincorporation of the Company in the State of Delaware.

There are no rights of appraisal or similar rights of dissenters with respect to any of the other scheduled matters to be acted upon at the annual meeting.

6 of 38

Under Sections 92A.300 to 92A.500, inclusive, of the Nevada Revised Statutes (NRS), any holder of our common stock who does not wish to become a stockholder of the reincorporated entity under the laws of the State of Delaware may seek to receive the appraised value (exclusive of any element of value arising from the accomplishment or expectation of the reincorporation) for, his shares of Company’s common stock, judicially determined, in cash, together with a fair rate of interest, if any, provided that the stockholder fully complies with the provisions of Sections 92A.300 to 92A.500, inclusive, of the NRS. However, we have the right to terminate the reincorporation, if, in our Board’s sole judgment, the holders of too many of our outstanding shares of common stock exercise their appraisal rights.

Ensuring the perfection of your appraisal rights can be complicated. The procedural rules are specific and must be followed precisely. Failure to comply with the procedure may cause a termination or waiver of your appraisal rights. The following information is intended as a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. Please review Sections 92A.300 to 92A.500, inclusive, of the NRS for the complete procedure. We will not give you any notice other than as described in this Proxy Statement. A copy of Sections 92A.300 to 92A.500, inclusive, of the NRS is accessible from the Nevada Secretary of State’s website.

If you elect to dissent, you must deliver to the Company in a written notice of dissent stating that you intend to demand payment for your shares if the reincorporation is consummated. This notice must be delivered to the Company prior to the time that the vote is taken with respect to the reincorporation proposal.

If you vote to approve the reincorporation proposal, you may not seek your right to appraisal.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder's right to attend the annual meeting and to vote in person. Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later−dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

7 of 38

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of seven (7) persons to the Board of Directors (the “Board”). The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company. If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
J. Randall Martin	49
Daniel Hunter	47
Harry Hopmeyer	50
Thomas Ernest McGrail	56
Hernando Molina Vélez	67
Robert E. Van Tassell	70
David Bikerman	47

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Harry Hopmeyer. On November 2, 2005, our Board of Directors appointed Mr. Hopmeyer to serve as a member of and Chairman of the Board. Mr. Hopmeyer has served as a director, principal, and advisor to numerous private and public sector entities. Mr. Hopmeyer is a Director of Faircourt Asset Management Inc., which currently manages in excess of $850 million, and invests in a diversified portfolio of business and industrial trusts, commodity trusts, REITS, and pipeline generation funds. Mr. Hopmeyer is also a Senior Canadian advisor to BLC-Edmond de Rothschild Bank in Paris, France, and is Chairman of CSP Security Group and was appointed to the Canadian Centre of Security and Intelligence based in Ottawa, Canada. Mr. Hopmeyer co-founded Fast Company Media Enterprises, Cambridge, Massachusetts, and along with the former editors of the Harvard Business Review, played an instrumental role in its sale to the Bertelsman Group in 2001. He co-founded and was a director of Prime Restaurant Group with Claridge Investments and built Prime into the second largest casual dining chain in Canada. Mr. Hopmeyer has been a director of both Sino Silver Corp. and RNC Gold Inc. since January 2005. He was also instrumental in the expansion of Greenstone Resources business into Latin America. Mr. Hopmeyer is also past director of the Montreal Children’s Hospital; he is also National Chairman of “Leave Out Violence,” a leading national Canadian organization that offers various training programs to help young people adapt to real-life stresses of the modern world. Additionally, he is a council member of the Historica Foundation.

J. Randall Martin. On March 1, 2006, our Board of Directors appointed J. Randall Martin to act as our Chief Executive Officer, President, and as a member of our Board. Mr. Martin was the Chief Operating Officer and then President of Greenstone Resources Ltd. during the 1990s. At that time, Mr. Martin and his experienced industry team were successful in acquiring several artisan-mining properties, some of which were developed into open-pit mining operations through the implementation of modern technology. Of particular relevance to Colombia

8 of 38

Goldfields Ltd. is Mr. Martin's experience in relocating artisan miners. He first gained this experience with Greenstone, where he ensured that their San Andreas mine was unencumbered from both a legal and environmental standpoint.

Most recently, Mr. Martin served as Chairman and CEO of RNC Gold from May 13, 2005 to February 28, 2006 and served as CEO from December 2003 to May 13, 2005. Following its inception as a private company in 2000, he proceeded to list RNC Gold on the Toronto TSX in December of 2003. At the end of February 2006, RNC Gold completed a successful merger with Yamana Resources, a Toronto-based intermediate gold producer. RNC Gold operated three gold mines located in Nicaragua and Honduras with combined annual gold production capacity of over 150,000 ounces. RNC Gold also completed a feasibility study on a gold project in Panama and conducted extensive exploration programs in Mexico, Honduras, and Nicaragua. Mr. Martin previously worked with AMAX Inc. (a worldwide base metals mining company), DRX, Inc. (a junior exploration company), Martin Marrietta, and Behre Dolbear (an international mining consulting company). He has a B.Sc. in mining engineering from the Krumb School of Mines at Columbia University where he completed graduate work in mining and mineral economics.

Daniel W. Hunter. Mr. Hunter was appointed as our Chief Executive Officer and a member of our Board of Directors in March 2005. On March 1, 2006, Mr. Hunter resigned as our Chief Executive Officer and was appointed to serve as our Chief Operating Officer. Mr. Hunter has been actively involved in all operations of the Company including investor relations and all aspects of audit, finance, and regulatory matters. Since 1998, Mr. Hunter has been a director and CEO of Encore Clean Energy, Inc. Encore is actively developing various devices in the renewable clean energy field. Mr. Hunter has been actively involved in all operations of Encore including investor relations, sourcing and evaluating technologies, liaison with inventors and all aspects of audit, finance, and regulatory matters. Prior to 1998, Mr. Hunter was active for 20 years as an investment advisor specializing in financing junior and intermediate mining and technology companies. He was a founding partner and securities broker with Canaccord Capital, Canada's largest independent brokerage firm.

Thomas Ernest McGrail. On June 14, 2005, our Board of Directors appointed Mr. McGrail to serve as a member of the Board. Mr. McGrail has an extensive background in mining development and operation. From January 2002 to the present, Mr. McGrail has served as construction manager for Minero Cerro Quema. Mr. McGrail’s responsibilities include obtaining all appropriate government approvals prior to commencing mining operations and participating in the feasibility study. Also from January 2002 to the present, Mr. McGrail has as acted as a consultant to Minerales de Copan for a project located in Honduras. From April 2001 to July 2002, Mr. McGrail served as general manager for Desarrollo Minera de Nicaragua, S.A. and also acted as the interim general manager for this company on a mining project from August 2004 to October 2004. Mr. McGrail served as president and general manager of HEMCO de Nicaragua, S.A. from June 1999 to April 2001.

Hernando Molina Vélez. On June 14, 2005, our Board of Directors appointed Mr. Vélez to serve as a member of the Board. Mr. Velez graduated from the University of Antioquia, specializing in International Trade. Mr. Velez currently acts as legal counsel and as a financial trade advisor for several international and domestic Colombian companies since 2000. Mr. Velez is a director for the following companies based in Colombia: Cerveceria Union, Ganaderia Union S.A., EEPP (Empresas Publicas) de Medellín, Fondo Ganadero of Antioquia, Curtimbres

9 of 38

Copacabana and Cataluña. For the last ten years, Mr. Velez has held the position of National Executive Director of the Association of Leaders of Marketing of Colombia.

Robert E. Van Tassell. On November 29, 2005, our Board of Directors appointed Robert E. Van Tassell to serve as a member of our Board. Prior to his retirement in 1998, Mr. Van Tassell was involved in the Canadian mining industry for 42 years, the last 16 of which was spent as Vice President of Exploration for Dickenson Mines/Goldcorp Inc. Mr. Van Tassell is a life member of the CIM, a member of the Association of Applied Geochemists and the Geological Association of Canada. Mr. Van Tassell currently is a member of the Board of Directors for the following companies: Lexam Explorations Inc., Plato Gold Corp., Red Lake Resources, Rupert Resources, and Yukon Gold Corporation.

David Bikerman. Mr. Bikerman has been in the mining field for over twenty years and is experienced in all aspects of mining enterprises from exploration through operations. He is the founder of Bikerman Engineering & Technology Associates, Inc. where he offers expert services to the mining industry in financial modeling; exploration and geologic model preparation; geo-statistical and reserve analyses; environmental plans; project feasibility; and project design and management.

Mr. Bikerman is President, China Operations and advisor to the board for East Delta Resources Corp. and is President and CEO of Sino Silver Corp. Most recently, Mr. Bikerman served as the Manager of Mining for RNC Resources Ltd. until it was sold in 2006. He was Vice President and Chief Engineer for Greenstone Resources Ltd. From 1993 to 1996 and was responsible for technical analysis, project design and engineering for a Central American gold project. He was Vice President and Manager of Mining of Minas Santa Rosa, S.A. (Panama); and was a member of the Board of Minera Nicaraguense, S. A. (Nicaragua). He worked for five years as an Associate at Behre Dolbear & Co., an international minerals industry consultants based in New York, N.Y.

Mr. Bikerman holds three degrees in mining engineering. In 1981, he earned his bachelor of science in Mining Engineering from the University of Pittsburgh. In 1985, he earned his Master of Science in mining engineering from the Henry Krumb School of Mines at Columbia University in New York. In 1995, he earned his Engineer of Mines, also from the Henry Krumb School of Mines at Columbia University.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the seven (7) nominees. Each nominee has consented to being named in this proxy statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

10 of 38

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board. The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position
J. Randall Martin	49	Chief Executive Officer
Daniel Hunter	47	Chief Operating Officer
Kenneth Phillippe	54	Chief Financial Officer
Luis Gabriel Correa Ocampo	31	Vice President of Exploration

Set forth below is a brief description of the background and business experience of Mr. Phillippe and Mr. Ocampo. Information describing the background and experience of Mr. Martin and Mr. Hunter is set forth above.

Kenneth Phillippe. On December 23, 2005, the Board of Directors appointed Mr. Kenneth Phillippe to act as our Chief Financial Officer. Mr. Kenneth Phillippe is a self-employed Chartered Accountant with over 20 years of experience working with public companies in the capacities of Director, Officer, Financial Advisor, or Consultant. Between February 2000 and August 2005 he served in various corporate positions including director, officer and chair of the audit committee of MDX Medical Inc., a Vancouver based medical device company.

Luis Gabriel Correa Ocampo. On June 14, 2005, our Board of Directors appointed Mr. Ocampo to act as Vice President of Exploration. Mr. Ocampo graduated from EAFIT University in 1999. Mr. Ocampo has six years of experience in surface exploration and drilling, reserve calculations, mining management, and design. Mr. Ocampo’s prior experience includes research with the Sedimentology and Stratigraphy group of EAFIT University (1999 - 2000). Mr. Ocampo has conducted exploration and exploitation of marble deposits (2000 - 2003) as well as coal exploration drilling at Cerrrejon S.A, a large coal deposit (2003 - 2004). Mr. Ocampo currently is employed by Cia Servicios Logísticos as its Chief Geologist.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to the Company’s former or current executive officers for each of the last three completed fiscal years.

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Daniel Hunter	COO	2005 2004 2003	0 n/a n/a	0 n/a n/a	22,500 [1] n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a
Kenneth Phillippe	CFO	2005 2004 2003	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a

11 of 38

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Luis Gabriel Correa Ocampo	Vice President of Exploration	2005 2004 2003	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a	0 n/a n/a
Rory O’Byrne	Former CEO	2005 2004 2003	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0	0 0 0

1	For the months of March 2005 through December 2005, we paid Mr. Hunter a monthly consulting fee of $2,500.

STOCK OPTION GRANTS AND COMPENSATION TO DIRECTORS

We did not grant any stock options to our executive officers or directors during the fiscal year ended December 31, 2005. The table set forth below summarizes the stock option grants to our executive officers and directors since December 31, 2005:

Name	Position	Number of securities underlying options granted (#)	Exercise or Base price ($ /Sh)	Expiration date
J. Randall Martin	President, CEO & Director	500,000	$1.65	3/17/2016
Daniel Hunter	COO & Director	450,000	$0.75	1/06/2016
Kenneth Phillippe	Chief Financial Officer	150,000	$0.75	1/06/2016
Luis Gabriel Correa Ocampo	Vice President of Exploration	50,000	$0.75	1/06/2016
Harry Hopmeyer	Chairman of the Board	500,000	$0.75	1/06/2016
Thomas Ernest McGrail	Director	200,000	$0.75	1/06/2016
Hernando Molina Vélez	Director	200,000	$0.75	1/06/2016
Robert E. Van Tassell	Director	200,000	$0.75	1/06/2016

Commencing in November 2005, we agreed to pay Harry Hopmeyer a monthly consulting fee of $2,500.

SIGNIFICANT EMPLOYEES

We have no significant employees other than our executive officers.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

12 of 38

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding. We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, none of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

On September 22, 2005, we entered into an Assignment Agreement with Investcol Limited, a corporation organized and existing under the laws of Belize ("Investcol"), where Investcol assigned, transferred, and conveyed to us all of its rights under a Contract for Purchase Option of Mining Concessions (“Original Option Contract”) entered into with CIA Servicios Y Logisticos Ltda., a corporation organized and existing under the laws of Colombia, whereby we paid to Investcol Limited ("Investcol"), a corporation organized and existing under the laws of Belize, $500,000 on September 22, 2005, and will pay (i) $750,000 during the 12 month period commencing June 25, 2006 and issue 1,000,000 shares of our common stock, (ii) up to $1,740,000 during the 12 month period commencing June 25, 2007 and (iii) a monthly office fee of $7,500 through July 31, 2006. Also on this date, we also entered into an agreement with Investcol to manage the exploration operations on these interests, in consideration for fees paid to Investcol.

Pursuant to a Stock Purchase Agreement we entered into on January 12, 2006 with Investcol and RNC (Colombia) Limited, a Belize corporation and a wholly-owned subsidiary of Investcol ("RNC"), and the exercise of an option pursuant to the Stock Purchase Agreement on April 28, 2006, we acquired fifty percent (50%) of the issued and outstanding stock of RNC and hold an option to acquire the remaining fifty percent (50%) of RNC's issued and outstanding stock over a period of time. In consideration for this acquisition, we issued a total of 3,000,000 shares of our common stock to Investcol and a $5,200,000 non-interest bearing demand loan to RNC.

13 of 38

On April 10, 2006, we acquired Investcol’s rights in certain mining contracts to exclusively engage in mining activities on Concessions 6993, 7039, 6821, and 6770 (the “Contracts”) and options that Investcol holds to acquire the exclusive rights to engage in mining activities on Concessions HET-31, 32, 26, 27, and HETG-01 (the “Options”) all located within an area in Colombia referred to as the Caramanta location. In consideration for this acquisition, we issued to Investcol one million restricted shares of our common stock and paid to Investcol $350,000.

Mr. Martin, our Chief Executive Officer and member of our board of directors, was appointed as an officer and director of Investcol on February 23, 2006 and continues to serve in this capacity. Mr. Martin was also appointed as an officer and director of RNC (Colombia) Limited, a subsidiary of Investcol, on February 23, 2006 and continues to serve in this capacity.

Our Vice President of Exploration, Luis Gabriel Correa Ocampo, is also employed by Cia Servicios Logísticos as its Chief Geologist.

During the year ended December 31, 2005, we paid rent of $11,250 to a company for which Mr. Hunter, our Chief Operating Officer and director, is a board member.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2005, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2005:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Daniel Hunter Chief Operating Officer and Director	1	0	0
Kenneth Phillippe Chief Financial Officer	1	0	0
Luis Gabriel Correa Ocampo Vice President of Exploration	0	0	0
Harry Hopmeyer Chairman of the Board of Directors	0	0	0
Thomas Ernest McGrail Director	0	0	0

14 of 38

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Hernando Molina Vélez Director	1	0	0
Robert E. Van Tassell Director	0	0	0
Rory O’Byrne Former President, Secretary, Chief Executive Officer and Director	0	0	0
Brock Harris Former Director	0	0	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 2, 2006, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of the our common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 43,215,849 shares of common stock issued and outstanding on June 2, 2006.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Except as otherwise indicated, the address of each person named in this table is c/o Colombia Goldfields Ltd., #208-8 King Street East, Toronto, Ontario Canada M5C 1B5.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class
Executive Officers and Directors
Common	Daniel Hunter	4,460,000	10.3% (2)
Common	J. Randall Martin	1,000,000	2.3% (3)
Common	Luis Gabriel Correa Ocampo	0	0% (4)
Common	Thomas Ernest McGrail	200,000	0.5% (5)
Common	Hernando Molina Vélez	0	0% (6)
Common	Harry Hopmeyer	1,000,000	2.3% (7)
Common	Kenneth Phillippe	0	0% (8)
Common	Robert E. Van Tassell	0	0% (9)
Total of all Directors and Executive Officers		6,660,000	15.4%

15 of 38

More than 5% Beneficial Owners
Common	Investcol Limited (10) #208-8 King Street East Toronto, Ontario Canada M5C 1B5	5,000,000	11.6%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)	Mr. Hunter was granted options to purchase 450,000 shares of common stock at an exercise price of $0.75 per share, but none of these options are exercisable within 60 days.

(3)	Mr. Martin was granted options to purchase 500,000 shares of common stock at an exercise price of $1.65 per share, but none of these options are exercisable within 60 days.

(4)	Mr. Ocampo was granted options to purchase 50,000 shares of common stock at an exercise price of $0.75 per share, but none of these options are exercisable within 60 days.

(5)	Mr. Mc Grail was granted options to purchase 200,000 shares of common stock at an exercise price of $0.75 per share, but none of these options are exercisable within 60 days.

(6)	Mr. Vélez was granted options to purchase 200,000 shares of common stock at an exercise price of $0.75 per share, but none of these options are exercisable within 60 days.

(7)	Mr. Hopmeyer was granted options to purchase 500,000 shares of common stock at an exercise price of $0.75 per share, but none of these options are exercisable within 60 days.

(8)	Mr. Phillippe was granted options to purchase 150,000 shares of common stock at an exercise price of $0.75 per share, but none of these options are exercisable within 60 days.

(9)	Mr. Van Tassell was granted options to purchase 200,000 shares of common stock at an exercise price of $0.75 per share, but none of these options are exercisable within 60 days.

(10)
Mr. Martin is an officer and director of Investcol Limited. Pursuant to Rule 13d-4 of the Securities and Exchange Act of 1934, Mr. Martin disclaims beneficial ownership over the shares held by Investcol Limited. The shares held by Investcol Limited have not been included in the calculation of beneficial ownership for Mr. Martin.

COMMITTEES OF THE BOARD

Colombia Goldfields Ltd. does not currently have a compensation committee, executive committee, or stock plan committee. Colombia Goldfields Ltd. is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “CGDF.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the

16 of 38

Board when performing the functions of that would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending December 31, 2005, the Board:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended December 31, 2005 to be included in the Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

17 of 38

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, the Board met two times, in person or by telephonic conference. Each incumbent Director attended in excess of 75 percent of the total meetings of the Board. In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY COLOMBIA GOLDFIELDS LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected Vellmer & Chang as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2006. The Board is asking the shareholders to confirm this appointment.

Representatives of Vellmer & Chang are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 were approximately $8,988 and $4,120 respectively.

18 of 38

AUDIT-RELATED FEES

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended December 31, 2005 and 2004.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended December 31, 2005 and 2004 were $0 and $0 respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING VELLMER & CHANG AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY COLOMBIA GOLDFIELDS LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
APPROVAL OF THE AMENDED 2006 STOCK INCENTIVE PLAN

At the annual meeting, shareholders will be asked to approve the Amended Colombia Goldfields Ltd. 2006 Stock Incentive Plan. On January 6, 2006, our Board of Directors adopted the Colombia Goldfields Ltd. 2006 Stock Incentive Plan. In June 2006, our Board of Directors approved an amendment to the Colombia Goldfields Ltd. 2006 Stock Incentive Plan (the “2006 Plan”) for the purpose of increasing the total number of shares of common stock that may be issued pursuant to Awards granted under the 2006 Plan from three million five hundred thousand (3,500,000) shares to five million (5,000,000) shares.

The following description of certain features of the 2006 Stock Incentive Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2006 Plan that is attached hereto as Exhibit C. Capitalized terms used herein are defined in Appendix 1 to the 2006 Plan.

PURPOSE OF THE PLAN

The purpose of the 2006 Plan is to advance the interests of our Company by allowing us to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in our Company and incentives to expend maximum effort for the growth and success of our Company so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of Colombia Goldfields Ltd.

19 of 38

ELIGIBILITY

Awards may be granted under the 2006 Plan to any Eligible Individual as determined by the Compensation Committee from time to time on the basis of their importance to the business of the Company pursuant to the terms of the 2006 Plan.

ADMINISTRATION

The 2006 Plan shall be administered by Board of Directors or the Committee appointed by the Board of Directors, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the 2006 Plan deemed by the Committee to be necessary or appropriate to the administration of the 2006 Plan, any Award granted or any Award Agreement entered into thereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 2006 Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the 2006 Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the 2006 Plan, any Award or any Award Agreement entered into under the 2006 Plan.

LIABILITY AND INDEMNIFICATION

No covered individual shall be liable for any action or determination made in good faith with respect to the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. Our Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of Colombia Goldfields, Ltd., indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation or By-Laws of Colombia Goldfields, Ltd. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such covered individual under the 2006 Plan or arising out of such Covered Individual's own fraud or bad faith.

COMMON STOCK AVAILABLE FOR AWARDS

The common stock that may be issued pursuant to Awards granted under the 2006 Plan shall be treasury shares or authorized but unissued shares of the common stock. The total number of shares of common stock that may be issued pursuant to Awards granted under the 2006 Plan shall be five million (5,000,000) shares, subject to adjustment as provided in the 2006 Plan.

OPTIONS, TERM AND EXERCISE PRICE

Unless otherwise determined by Board of Directors or a Compensation Committee appointed by the Board of Directors, the exercise price of the common stock subject to an option is the fair market value of the stock on the date the option is granted. However, ISOs granted to a person

20 of 38

who owns more than 10% of our voting power are required to have an exercise price of not less than 110% of the fair market value of the common stock on the grant date. Further, the exercise price of the common stock subject to an option granted to a "Non U.S. Taxpayer" may be less than the fair market value of the common stock on the grant date. The Compensation Committee determines the option exercise period for each option, not to exceed ten years from the grant date, except that ISOs granted to a person who owns more than 10% of our voting power are required to have an exercise period of not greater than five years.

CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of Colombia Goldfields, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this 2006 Plan, (ii) that Awards shall terminate, provided however, that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, and/or (iii) that Awards shall terminate provided that Participants shall be entitled to a cash payment equal to the excess of the aggregate Change in Control Price with respect to shares subject to the vested portion of the Award over the aggregate Exercise Price of the shares subject to the vested portion of the Award. In the event that the Committee does not terminate an Award upon a Change in Control of Colombia Goldfields, then each outstanding Award shall upon exercise thereafter entitle the holder thereof to such number of shares of common stock or other securities or property to which a holder of shares of common stock would have been entitled to upon such Change in Control.

TRANSFERABILITY OF AWARDS

A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant's lifetime only by the Participant. No Award shall be liable for or become subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the 2006 Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant's "family member" as such term is defined in the Form 8 Registration Statement under the Securities Act of 1933, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a "family member", so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

AMENDMENT AND TERMINATION OF PLAN

The Board may, at any time and from time to time, amend, suspend or terminate the 2006 Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of

21 of 38

the stockholders of Colombia Goldfields at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of Colombia Goldfields shall be required for any amendment (i) that changes the class of individuals eligible to receive Awards under the 2006 Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the 2006 Plan (except as permitted under Section 5 or Section 14 thereof), (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded, or (iv) if such amendment eliminates a requirement provided herein that the stockholders of Colombia Goldfields must approve an action to be undertaken under the 2006 Plan. Except as permitted under Section 5 or Section 14 hereof, no amendment, suspension or termination of the 2006 Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the 2006 Plan. Awards granted prior to the termination of the 2006 Plan may extend beyond the date the 2006 Plan is terminated and shall continue subject to the terms of the 2006 Plan as in effect on the date the 2006 Plan is terminated.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDED 2006 STOCK INCENTIVE PLAN. PROXIES SOLICITED BY COLOMBIA GOLDFIELDS LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 4
AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors (the “Board”) adopted a resolution setting forth an amendment to Article III of the Articles of Incorporation which would increase the total number of shares of common stock authorized for issuance from 50,000,000 to 200,000,000, par value of $0.00001 per share, and directed that the proposed amendment by considered at the next annual meeting of the stockholder entitles to vote on the amendment. If this proposed amendment is adopted, the newly authorized shares of Common Stock will have voting and other rights identical to the currently authorized shares of Common Stock.

Of the 50,000,000 currently authorized shares of Common Stock, 43,215,849 shares were issued and outstanding as of June 2, 2006.

The Board of Directors believes that it is in the Company's best interests to have the flexibility to issue a substantial number of additional shares of Common Stock as needs may arise without further shareholder action unless required by applicable law, regulation, listing requirements or the Articles of Incorporation. At present, we have no agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized. However, the Board of Directors believes that the current number of authorized and unreserved shares of Common Stock will be insufficient to meet our future needs. The availability of additional shares will enhance our flexibility in connection with possible future actions, such as corporate mergers, acquisitions of businesses, property or securities, stock dividends, stock splits, financings, employee benefit programs, and other proper corporate purposes. The Board of Directors will

22 of 38

determine whether, when and on what terms the issuance of shares of Common Stock may be appropriate in connection with any of the foregoing purposes, without the possible expense and delay of a special meeting of shareholders.

If this proposal is approved, the Board of Directors does not intend to seek further shareholder approval prior to the issuance of any additional shares of Common Stock in future transactions unless required by law, the Articles of Incorporation or the listing requirements of any stock exchange upon which the Common Stock may be listed. Further, the Board of Directors does not intend to issue any shares of Common Stock to be authorized under this proposal except upon the terms the Board of Directors deems to be in the best interests of the Company and its stockholders.

The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share, and on stockholders' equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the Common Stock. Holders of Common Stock have no preemptive rights.

Shares of authorized and unissued common stock could be issued in one or more transactions that could make more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional common stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Articles of Incorporation or Bylaws would not receive the required shareholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION. PROXIES SOLICITED BY COLOMBIA GOLDFIELDS LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 5
REINCORPORATION OF
COLOMBIA GOLDFIELDS LTD. INTO DELAWARE

Introduction

The Board of Directors has approved a plan to change the Company's state of incorporation from Nevada to Delaware (the "Reincorporation"). The Reincorporation will be effected by merging (the "Merger") the Company into Colombia Goldfields Ltd., a Delaware corporation ("Colombia Goldfields Delaware"), pursuant to an Agreement and Plan of Merger to be entered into between the Company and Colombia Goldfields Delaware (the "Merger Agreement"). A copy of the Merger Agreement is included as Appendix A to this Proxy Statement. Colombia Goldfields Delaware is a wholly-owned subsidiary of the Company recently incorporated in Delaware solely for the purpose of effecting the Reincorporation. Colombia

23 of 38

Goldfields Delaware currently has no material assets and no business operations. Upon consummation of the Reincorporation, Colombia Goldfields Delaware will continue to exist in its present form under the name "Colombia Goldfields Ltd."

The Merger

The Reincorporation will be effected by the Merger, with Colombia Goldfields Delaware being the surviving corporation. The terms and conditions of the Merger are set forth in the Merger Agreement included as Appendix A to this Proxy Statement, and the summary of the terms and conditions of the Merger set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Merger, Colombia Goldfields Delaware will continue to exist in its present form under the name Colombia Goldfields Ltd., and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Colombia Goldfields Delaware will succeed to all of the assets and assume all of the liabilities of the Company. The Board of Directors of Colombia Goldfields Delaware will be comprised of the persons elected to the Company's Board of Directors at the Annual Meeting.

After the Merger, the rights of stockholders and the Company's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and by the certificate of incorporation and bylaws of Colombia Goldfields Delaware, instead of the Nevada Revised Statutes (the "NRS") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Material Differences between Nevada and Delaware Corporate Laws." A copy of the certificate of incorporation of Colombia Goldfields Delaware is included as Appendix B to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Colombia Goldfields Delaware are available for inspection by stockholders of the Company at the principal offices of the Company located at 208-8 King Street East, Toronto, Ontario Canada M5C 1B5.

Upon the effectiveness of the Merger, each outstanding share of Common Stock of the Company will be automatically converted into one share of common stock, par value $0.00001 per share of Colombia Goldfields Delaware (the "Delaware Common Stock"). Each outstanding certificate representing shares of Common Stock will continue to represent the same number of shares of Delaware Common Stock and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Delaware Common Stock. IT WILL NOT BE NECESSARY FOR THE COMPANY'S STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF COLOMBIA GOLDFIELDS DELAWARE. The Delaware Common Stock will continue to be listed on the Over-the-Counter Electronic Bulletin Board, without interruption, and the Over-the-Counter Electronic Bulletin Board will consider the delivery of existing stock certificates of the Company as constituting "good delivery" of shares of Colombia Goldfields Delaware in stock transactions effected after the Merger.

Following the Merger, the Amended Colombia Goldfields, Ltd. 2006 Stock Incentive Plan adopted at this annual meeting will be continued by Colombia Goldfields Delaware, and the options granted pursuant to such plan will automatically be converted into options to purchase the same number of shares of Delaware Common Stock at the same exercise price and upon the same terms and conditions as set forth in the options. Restricted stock issued pursuant to any previous stock option plan will be converted into restricted stock of Colombia Goldfields Delaware on the same

24 of 38

terms and conditions.

Consummation of the Merger is subject to the approval of the Company's stockholders. The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of the Common Stock whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting is required for the approval and adoption of the Merger. The Merger is expected to become effective as soon as practicable after stockholder approval is obtained and all other conditions to the Merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Merger and the listing of the shares of the Delaware Common Stock on the Over-the-Counter Electronic Bulletin Board. Prior to its effectiveness, however, the Merger may be abandoned by the Board of Directors if, for any reason, the Board of Directors determines that consummation of the Merger is no longer advisable.

Reasons For and Advantages of Reincorporation in Delaware

The Board of Directors has requested stockholders to approve the Reincorporation for many reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

Delaware law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts.

In the opinion of Board of Directors of Colombia Goldfields, the latitude described above affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under the DGCL, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation's previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock, if any, having a preference upon the distribution of assets. Under the NRS, dividends may not be paid by the corporation if the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation's articles of incorporation permit otherwise) if the corporation's total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other

25 of 38

differences between NRS and the DGCL are more fully explained below in the section entitled "Comparative Rights of Stockholders."

In the opinion of the Board of Directors of Colombia Goldfields, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL.

Disadvantages of Reincorporation in Delaware

Despite the belief of the Board of Directors of Colombia Goldfields in the benefits and advantages of reincorporation in Delaware, some stockholders may find the Reincorporation disadvantageous for several reasons. As discussed below, the DGCL, unlike any applicable provision of the NRS, contains a statutory provision intended to discourage certain takeover attempts Delaware corporations which are not approved by the Board of Directors. This anti-takeover provision could have the effect of lessening the possibility that stockholders of Colombia Goldfields Delaware would be able to receive a premium above market value for their shares of Delaware Common Stock in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of Delaware Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by the Colombia Goldfields Delaware Board of Directors and may make removal of the Board of Directors or management less likely as well.

As further discussed below, the Delaware Charter contains a provision limiting director liability under certain circumstances and the Delaware Bylaws contain provisions relating to indemnification of directors and officers. These provisions could operate to the potential disadvantage of the stockholders of Colombia Goldfields Delaware. For example, their inclusion may have the effect of reducing the likelihood of Colombia Goldfields Delaware recovering monetary damages from directors as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited Colombia Goldfields Delaware and its stockholders. In addition, the stockholders of Colombia Goldfields Delaware will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to change control of Colombia Goldfields Delaware. Following the Reincorporation, the authorized capital stock of Colombia Goldfields Delaware will remain unchanged. No additional shares of Delaware Common Stock other than those shares issued in exchange for shares of Colombia Goldfields Common Stock will be issued by Colombia Goldfields Delaware in connection with the Reincorporation. Colombia Goldfields's current directors will become the directors of Colombia Goldfields Delaware. All employee benefit, stock option and employee stock purchase plans of Colombia Goldfields will become Colombia Goldfields Delaware plans, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as Colombia Goldfields Delaware plans. Other employee benefit arrangements of Colombia Goldfields will also be continued by Colombia Goldfields Delaware upon the terms and subject to the conditions currently in effect.

26 of 38

Federal Income Tax Consequences of the Reincorporation

A holder of the Common Stock will not recognize gain or loss in respect of his Common Stock as a result of the Reincorporation. His basis in a share of Colombia Goldfields Delaware will be the same as his basis in the corresponding share of the Company held immediately prior to the Reincorporation. His holding period in a share of Colombia Goldfields Delaware will include the period during which he held the corresponding share of the Company, provided he held the corresponding share as a capital asset at the time of the Reincorporation.

In addition, neither the Company nor Colombia Goldfields Delaware will recognize gain or loss as a result of the Reincorporation, and Colombia Goldfields Delaware will generally succeed, without adjustment, to the tax attributes of the Company. Upon Reincorporation, however, Colombia Goldfields Delaware will be subject to Delaware franchise tax. It is currently anticipated that the Company will be required to pay the State of Delaware an annual franchise tax of no more than $500.

The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's stockholders. The Company's stockholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

Description of Capital Stock and Voting Rights

The Company's authorized capital consists of 50 million shares of Common Stock, par value $0.00001 per share. The certificate of incorporation of Colombia Goldfields Delaware, a copy of which is included in this Proxy Statement as Appendix B, provides for 200 million shares of common stock and 10 million shares of authorized preferred stock, par value $0.00001 per share (the "Delaware Preferred Stock"). The Board of Directors of the Company will be authorized, without further stockholder action, to divide any or all shares of the Delaware Preferred Stock into series and fix and determine the designations, preferences and relative rights and qualifications, limitations or restrictions thereon of any series so established, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges. As of the date of this Proxy Statement, the Board of Directors of Colombia Goldfields Delaware has not authorized any series of the Delaware Preferred Stock, and there are no plans, agreements or understandings for the authorization or issuance of any shares of the Delaware Preferred Stock. The issuance of the Delaware Preferred Stock with voting rights or conversion rights may adversely affect the voting power of the Common Stock, including the loss of voting control to others. The issuance of the Delaware Preferred Stock may have the effect of delaying, deferring or preventing a change of control of the Company.

As of June 2, 2006, there were 43,215,849 shares of Common Stock outstanding. In addition, approximately 11,111,706 shares of Common Stock are issuable upon the exercise of warrants. The holders of Common Stock are entitled to receive dividends, on a share-for-share basis if, as and when declared by the Board of Directors out of funds legally available.

27 of 38

Securities Act Consequences

The shares of Delaware Common Stock to be issued in exchange for shares of Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, Colombia Goldfields Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the Reincorporation, Colombia Goldfields Delaware will be a publicly-held company, Delaware Common Stock will be listed for trading on the Over-the-Counter Electronic Bulletin Board, and Colombia Goldfields Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose Common Stock is freely tradable before the Reincorporation will have freely tradable shares of Delaware Common Stock. Stockholders holding restricted shares of Common Stock will have shares of Delaware Common Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Delaware Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Delaware Common Stock on the date they acquired their shares of Common Stock. In summary, Colombia Goldfields Delaware and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as were the Company and its stockholders prior to the Reincorporation.

Comparative Rights of Stockholders

As a result of the Reincorporation, holders of Colombia Goldfields Common Stock will become stockholders of Delaware Common Stock and the rights of all such former Colombia Goldfields stockholders will thereafter be governed by the Delaware Charter, the Delaware Bylaws, and the DGCL. The rights of the holders of Colombia Goldfields Common Stock are presently governed by the Nevada Charter, the Nevada Bylaws, and the NRS.

The following summary, which does not purport to be a complete statement of the general differences among the rights of the stockholders of Colombia Goldfields Delaware and Colombia Goldfields, sets forth certain differences between the DGCL and the NRS, between the Delaware Charter and the Nevada Charter, and between the Delaware Bylaws and the Nevada Bylaws. This summary is qualified in its entirety by reference to the full text of each of such documents, the DGCL and the NRS.

Number of Directors; Removal; Filling Vacancies

The Delaware Charter and Bylaws provide that, subject to any rights of holders of Colombia Goldfields Delaware Preferred Stock, the number of directors will be fixed from time to time by

28 of 38

action of not less than a majority of the Colombia Goldfields Delaware Board then in office or by the stockholders of 66 2/3% of the voting power of Colombia Goldfields Delaware. The Delaware Charter and Bylaws currently provide that initially there shall be two (2) directors and upon the effective time of the Reincorporation, the number of directors will increase to nine (9). The Nevada Bylaws provide that the number of directors shall be not less than two (2) nor more than thirteen (13), which can be modified only by the unanimous consent of the Board or a majority of the stockholders. Accordingly, the Colombia Goldfields Delaware Board may be able to more easily prevent any stockholder from enlarging the Colombia Goldfields Delaware Board and filling the new directorships with such stockholder's own nominees.

Under the DGCL, classified boards with staggered terms are permitted. The Delaware Charter and Bylaws provide for a classified board with the directors divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders after the Reincorporation and the terms of the second and third classes of directors not expiring until the second and third annual meetings after such date. In connection with consummation of the Reincorporation, a majority of the Colombia Goldfields directors will determine the initial class of each individual director of Colombia Goldfields Delaware.

Although the NRS also permits classified boards with staggered terms, the Nevada Charter and Nevada Bylaws do not create nor mandate a classified board. Classified boards are an anti-takeover provision that could have an adverse effect on the market value of the shares of Colombia Goldfields Delaware's Common Stock. To the extent that a classified board may restrict or discourage takeover attempts, the Delaware Bylaws may render less likely a takeover opposed by the Colombia Goldfields Delaware Board and may make removal of directors or management less likely as well.

Under the DGCL, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors, unless the corporation has a classified Board of Directors, in which case the directors may only be removed for cause. The Delaware Charter and the Delaware Bylaws provide for a classified Board of Directors, thus directors of Colombia Goldfields Delaware may only be removed for cause.

Under the NRS, stockholders may remove one or more directors by the vote of the holders of not less than 66 2/3% of the voting power of the Voting Stock, unless the articles of incorporation require a vote of a greater percentage of the Voting Stock. The Nevada Charter does not require a greater percentage then the NRS. Accordingly, members of the Colombia Goldfields Delaware Board of Directors may be more difficult for a stockholder to remove than directors of Colombia Goldfields.

The Delaware Bylaws and Delaware Charter provide that, subject to any rights of holders of Colombia Goldfields Delaware Preferred Stock, any vacancies (including newly-created directorships) will be filled only by a majority of the remaining directors, though less than a quorum. Directors appointed to fill vacancies created by the resignation or termination of a director will serve until the expiration of the term for which elected.

Under the Nevada Bylaws, newly created vacancies are to be filled by affirmative vote of the shareholders at any special or regular meeting or by a majority of the remaining directors, though

29 of 38

less than a quorum exists.

Business Combinations

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period, although the corporation's certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude Colombia Goldfields Delaware from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring Colombia Goldfields Delaware to negotiate in advance with the Colombia Goldfields Delaware Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

The NRS also prohibits certain business combinations between a corporation and an "interested stockholder" (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for three years after such person became an interested stockholder unless such interested stockholder, prior to becoming an interested stockholder, obtained the approval of the board of directors of either the business combination or the transaction that resulted in such person becoming an interested stockholder. Notwithstanding the foregoing, the NRS permits business combinations that meet all requirements of the corporation's articles of incorporation and either (i) are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase), or (ii) are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than three years after the interested stockholder became an interested

30 of 38

stockholder, or (iii) the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated. A corporation may expressly exclude itself from application of the foregoing business combination provisions of the NRS, but Colombia Goldfields has not done so.

Limitation of Liability of Directors

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director or officer to the corporation or its stockholders for damages for certain breaches of the director's fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Bylaws and the Delaware Charter each include such a provision, in each case, to the maximum extent permitted by law.

The Delaware Charter provides that a director or an officer will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

The NRS permits a corporation to include any provision in its articles of incorporation that are not contrary to the laws of the State of Nevada; there is no restriction on a corporation's ability to limit the personal liability of a director or officer to the corporation. Under the NRS, a director is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (i) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (ii) his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law. There is no requirement that any such provision be included in the articles of incorporation to be effective.

The Nevada Charter provides that Colombia Goldfields's officers and directors shall not be personally liable for monetary damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of the NRS, in which cases a director shall be liable to the extent provided under prior Nevada law.

While these provisions provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officers or director's breach of his or her duty of care. The NRS limits an officer's or director's liability for monetary damages, except for breach of his duties under certain circumstances.

31 of 38

Indemnification of Directors and Officers

Both the NRS and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states' laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate) and must reimburse a successful defendant for expenses, including attorney's fees, actually and reasonably incurred, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers. Both the DGCL and NRS provide that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Bylaws provide that each person who is involved in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified by the corporation to the full extent permitted by the DGCL as the law exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted prior to such amendment) or by other applicable laws then in effect. However, the Delaware Bylaws do not provide indemnification for a director who initiates a suit against Colombia Goldfields Delaware, except in specified situations required by law or authorized by the Colombia Goldfields Delaware Board, or if the director brings suit to enforce an indemnification contract. The indemnification rights to be conferred by the Delaware Bylaws are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Colombia Goldfields Delaware is authorized to purchase and maintain insurance on behalf of its directors, officers, employees and agents.

Under the Nevada Charter, Colombia Goldfields may enter into an agreement of indemnification with its directors to provide for indemnification to the fullest extent permitted, as currently provided under NRS, and is substantially similar to the indemnification of directors under the Delaware Bylaws except that the Nevada Charter does not preclude indemnification when a suit is initiated by a director.

The members of the Colombia Goldfields Board have a personal interest in seeing that the Reincorporation Agreement is approved and effected so that they are subject to the limitation on liability and indemnification provisions included in the Delaware Charter and the Delaware Bylaws.

32 of 38

Special Meetings of Stockholders

Under the DGCL, a special meeting of stockholders may be called by the corporation's board of directors or by such persons as may be authorized by the corporation's certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i) the Colombia Goldfields Delaware Board, (ii) the President, or (iii) the holders of not less than 50% of all shares entitled to cast votes at the meeting, voting together as a single class.

Unless otherwise provided in the articles of incorporation or bylaws, the NRS provides that the entire board of directors, any two directors or the president of a corporation may call annual and special meetings of the stockholders. The Nevada Bylaws provide that a special meeting of stockholders may be called by the Colombia Goldfields Board, the President, or by the written request of any director or holders of not less than 10% of the outstanding shares of stock of Colombia Goldfields entitled to vote at the meeting.

Authorized Capital

The preferred stock may be issued from time to time in one or more series, and the Colombia Goldfields Delaware Board, without further approval of its stockholders, is authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock. Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the Delaware Common Stock. Similarly, the NRS provides that the articles of incorporation may prescribe, or vest authority in the board of directors to prescribe, the classes, series, voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock without further approval of its stockholders. While there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of Delaware Common Stock will not have any preemptive or similar rights to acquire any preferred stock.

Amendment or Repeal of the Certificate of Reincorporation

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. In addition, the proposed Delaware Charter requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the outstanding shares of capital stock entitled to vote to amend provisions regarding the Board of Directors and indemnification of officers and directors.

Under the NRS, the board of directors of a Nevada corporation that has already issued stock must approve any proposed amendment to its articles of incorporation and declare its advisability. The proposed amendments must be approved by a majority of all the votes entitled to be cast by each voting group, unless the articles of incorporation require a greater or lesser vote with respect to specified amendments. The Nevada Charter requires approval by a majority of the stockholders to amend the Nevada Charter.

33 of 38

Amendments to Bylaws

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. There is no provision in the NRS that proscribes amendments by the board of directors to a corporation's bylaws. The Delaware Charter permits a majority of the Colombia Goldfields Delaware Board to adopt, alter or amend the Delaware Bylaws, and permits stockholders to amend the Delaware Bylaws, subject to approval by a majority of the issued and outstanding capital stock with the authority to vote thereon. The Nevada Bylaws requires the unanimous consent of the Colombia Goldfields Board, or approval by the holders of a majority of the issued and outstanding capital stock with the authority to vote thereon, to amend the Nevada Bylaws.

Summary of Certain Other Significant Differences Between Delaware and Nevada Corporate Laws

The following is a brief summary of certain other ways in which the NRS and DGCL differ and does not purport to be a complete statement of such laws.

Merger with Subsidiary

Under the DGCL, a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary. The NRS permits such mergers without stockholder approval if 90% of each class of capital stock of the subsidiary is owned by the parent corporation.

Committees of the Board of Directors

The NRS and DGCL both provide that the board of directors may delegate certain of their duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation's own stock. Moreover, if the corporation's certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock. Under the NRS, unless it is otherwise provided in the articles of incorporation, a committee of the board of directors has and may exercise the powers of the board of directors in the management of the business and affairs of the corporation.

Vote Required for Mergers

The NRS provides that the sale, lease, exchange or disposal of all of the assets of a Nevada corporation as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and approved by the affirmative vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the NRS, the vote of the stockholders of a Nevada corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its

34 of 38

articles of incorporation before the merger, (ii) each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger, (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving entity outstanding immediately before the merger, and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger will not exceed by more than twenty percent the total number of participating shares outstanding immediately before the merger. The DGCL has a similar provision requiring stockholder approval in the case of the disposition of assets or a merger or a share exchange. The DGCL requires that either (i) no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger or (ii) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Stock Redemptions and Repurchases

Both Delaware and Nevada corporations may generally purchase or redeem their own shares of capital stock. Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. Subject to any restrictions imposed by its articles of incorporation, a Nevada corporation may make distributions to stockholders, so long as, after giving effect to such distribution: (i) the corporation would be able to pay its debts as they become due in the usual course of business; or (ii) the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise), the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under the NRS, a proxy is effective only for a period of six (6) months, unless it is coupled with an interest or unless otherwise provided in the proxy which duration may not exceed seven (7) years.

Consideration for Stock

Under the NRS, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including but not limited to cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation. Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock,

35 of 38

as determined by the board of directors.

Stockholders' Rights to Examine Books and Records

The DGCL provides that any stockholder of record may demand to examine the corporation's books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order. Under the NRS, any stockholder who owns at least 15% of the outstanding shares of the corporation's capital stock or has been authorized in writing by the holders of at least 15% of all its issued and outstanding shares may inspect, copy and audit the books of account and all financial records of the corporation. However, only a stockholder whose demand is made with a proper purpose may undertake any such inspection or audit. Under the NRS, if any officer or agent keeping records in Nevada refuses to allow a stockholder of a corporation to inspect or audit the corporation's books of account and financial records, the corporation and the officer or agent will be liable to the stockholder for all damages incurred by the stockholder, and the corporation may be liable for fines payable to the State of Nevada. There is no such corresponding provision in the DGCL.

Dividends

The DGCL provides that the corporation may pay dividends out of surplus, out the corporation's net profits for the preceding fiscal year, or both provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation's stock raving a distribution preference. The NRS provides that dividends may be paid, unless after giving effect to such distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities, plus (unless the corporation's articles of incorporation permit otherwise) the amount needed to satisfy preferential distributions.

Corporate Action Without a Stockholder Meeting

The DGCL and the NRS both permit corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation, respectively, or the bylaws of a Nevada corporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing.

Securities Act Consequences

The shares of Delaware Common Stock to be issued in exchange for shares of Colombia Goldfields Common Stock are not being registered under the Securities Act of 1933, as amended (the "1933 Act"). In that regard, Colombia Goldfields Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the Rule by the Securities and Exchange Commission (the "Commission") which indicate that the making of certain changes in the surviving corporation's charter documents which could otherwise be made only with the approval of the stockholders of either corporation

36 of 38

does riot render Rule 145(a)(2) inapplicable.

After the Reincorporation, Colombia Goldfields Delaware will be a publicly-held company, Delaware Common Stock will be quoted on the OTC Bulletin Board, and Colombia Goldfields Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that Colombia Goldfields has previously filed and provided. Stockholders whose Common Stock is freely tradable before the Reincorporation will have freely tradable shares of Delaware Common Stock. Stockholders holding restricted shares of Common Stock will have shares of Delaware Common Stock which are subject to the same restrictions on transfer as those to which their present shares of Common Stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Delaware Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Delaware Common Stock on the date they acquired their shares of Colombia Goldfields Common Stock. In summary, Colombia Goldfields Delaware and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as were Colombia Goldfields and its stockholders prior to the Reincorporation.

Appraisal and Dissenters' Rights

Under the DGCL and the NRS, stockholders have appraisal or dissenter's rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights (i) must deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) must not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL and the NRS provide for the dissenter and the company to petition the Court of Chancery or a Nevada state court, respectively. Although appraisal or dissenter's rights are substantially similar in Delaware and Nevada, this discussion is qualified in its entirety by reference to the DGCL and the NRS which provide more specific provisions and requirements for dissenting stockholders.

Abandonment

Notwithstanding a favorable vote of the stockholders, Colombia Goldfields reserves the right, by action of the Colombia Goldfields Board, to abandon the Reincorporation prior to effectiveness of the Reincorporation if it determines that such abandonment is in the best interests of Colombia Goldfields. The Colombia Goldfields Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR REINCORPORATION OF COLOMBIA GOLDFIELDS LTD. INTO THE STATE OF DELAWARE. PROXIES SOLICITED BY COLOMBIA GOLDFIELDS LTD. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

37 of 38

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005. The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/ J. Randall Martin
J. Randall Martin
Chief Executive Officer and Director

38 of 38

COLOMBIA GOLDFIELDS, LTD.

Annual Meeting of Shareholders
July 31, 2006

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on July 31, 2006

The undersigned appoints Daniel Hunter of Colombia Goldfields Ltd. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Colombia Goldfields Ltd., to be held July 31, 2006 beginning at 11:00 am, Pacific Daylight Time, at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X] Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees - J. Randall Martin, Daniel Hunter, Harry Hopmeyer, Thomas Ernest McGrail, Hernando Molina Vélez, David Bikerman, and Robert E. Van Tassell

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

J. Randall Martin	Daniel Hunter	Harry Hopmeyer
Thomas Ernest McGrail	Hernando Molina Vélez	Robert E. Van Tassell
David Bikerman

2.	Confirm Appointment ofVellmer & Chang as auditors for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

1

3.	Approval of the Amended 2006 Stock Incentive Plan

FOR 2006 Stock Incentive Plan	AGAINST 2006 Stock Incentive Plan	ABSTAIN
[ ]	[ ]	[ ]

4.	Approval of amendment to the Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 to 200,000,000

FOR Amendment	AGAINST Amendment	ABSTAIN
[ ]	[ ]	[ ]

5.	Approval of Reincorporation in the State of Delaware

FOR Increase in Common Stock	NOT FOR Increase in Common Stock	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

_________________________     __________________________     _________________
Print Name Signature Date

_________________________     __________________________     _________________
Print Name Signature Date

2

Appendix A

Agreement and Plan of Merger

THIS AGREEMENT AND PLAN OF MERGER, dated as of July __, 2006 (this "Agreement"), is entered into between COLOMBIA GOLDFIELDS LTD., a Nevada corporation ("Nevada"), and COLOMBIA GOLDFIELDS LTD., a Delaware corporation ("Delaware").

RECITALS

A. Nevada has an aggregate authorized capital of 50,000,000 shares of common stock, $0.00001 par value (the "Nevada Common Stock").

B. Delaware has an aggregate authorized capital of 210,000,000 shares of capital stock, consisting of (i) 200,000,000 shares of common stock, $0.00001 par value (the "Delaware Common Stock") and (ii) 10,000,000 shares of preferred stock, par value $0.00001 per share (the "Delaware Preferred Stock").

C. The respective Boards of Directors of Nevada and Delaware believe that it is in the best interests of Nevada and Delaware and their respective stockholders to merge Nevada with and into Delaware under and pursuant to the provisions of this Agreement, the Nevada General Business Act (the "NRS") and the Delaware General Corporation Law (the "Delaware Act").

AGREEMENT

In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

1. Merger. Nevada shall be merged with and into Delaware (the "Merger").

2. Effective Date. The Merger shall become effective immediately upon the later of (a) the filing of this Agreement or articles of merger with the Secretary of State of Nevada in accordance with the NRS and the filing of a certificate of merger with the Secretary of State of Delaware in accordance with the Delaware Act or (b) such later time as may be set forth in such articles and certificate. The time of such effectiveness is hereinafter called the "Effective Date."

3. Surviving Corporation. Delaware shall be the surviving corporation of the Merger and shall continue to be governed by the laws of the State of Delaware. On the Effective Date, the separate corporate existence of Nevada shall cease.

4. Certificate of Incorporation. The Certificate of Incorporation of Delaware as it exists on the Effective Date shall be the Certificate of Incorporation of Delaware following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Delaware.

5. Bylaws. The Bylaws of Delaware as they exist on the Effective Date shall be the Bylaws of Delaware following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Delaware.

6. Board of Directors and Officers. The members of the Board of Directors and the officers of Nevada immediately prior to the Effective Date shall be the members of the Board of Directors and the officers of Delaware following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws of Delaware, or until their respective successors are elected and qualified.

7. Conversion of Outstanding Delaware Stock. Upon the Effective Date, each issued and outstanding share of Nevada Common Stock and all rights in respect thereof shall be converted into one fully-paid and nonassessable share of Delaware Common Stock and each certificate representing shares of Nevada Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Delaware Common Stock as are set forth in such certificate. After the Effective Date, each holder of an outstanding certificate representing shares of Nevada Common Stock may, at such stockholder's option, surrender the same to Delaware's registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of Delaware Common Stock as are represented by the Nevada certificate(s) surrendered to Delaware's registrar and transfer agent. No shares of Nevada Preferred Stock are currently outstanding.

8. Conditions to Consummation of the Merger. Consummation of the Merger is subject to the satisfaction prior to the Effective Date of the following conditions: (a) this Agreement and the Merger shall have been adopted and approved by the affirmative vote of the holders of a majority of the votes represented by the shares of Nevada Common Stock (voting together) outstanding on the record date fixed for determining the stockholders of Nevada entitled to vote thereon; and (b) Nevada and Delaware shall have received all consents, orders and approvals and satisfaction of all other requirements prescribed by law that are necessary for the consummation of the Merger.

9. Warrants. Upon the Effective Date, each stock warrant and other right to subscribe for or purchase shares of Nevada Common Stock shall be converted into a stock warrant or other right to subscribe for or purchase the same number of shares of Delaware Common Stock, and each certificate, agreement, note or other document representing such stock warrant or other right to subscribe for or purchase shares of Nevada Common Stock shall for all purposes be deemed to evidence the ownership of a stock warrant or other right to subscribe for or purchase shares of Delaware Common Stock.

10. Rights and Liabilities of Nevada. At and after the Effective Date, and all in the manner of and as more fully set forth in Section 259 of the Delaware Act and Section 92A of the NRS, the title to all real estate and other property, or any interest therein, owned by each of Nevada and Delaware shall be vested in Delaware without reversion or impairment; Delaware shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers and franchises, both public and private, and all of the property, real, personal and mixed, of each of Nevada and Delaware without reversion or impairment; Delaware shall thenceforth be responsible and liable for all the liabilities and obligations of each of Nevada and Delaware; any claim existing or action or proceeding pending by or against Nevada or Delaware may be continued as if the Merger did not occur or Delaware may be substituted for Nevada in the proceeding; neither the rights of creditors nor any liens upon the property of Nevada or Delaware shall be impaired by the Merger; and Delaware shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

11. Termination. This Agreement may be terminated and abandoned by action of the respective Board of Directors of Nevada and Delaware at any time prior to the Effective Date, whether before or after approval by the stockholders of either or both of the parties hereto.

12. Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided, that an amendment made subsequent to the approval of this Agreement by the stockholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Certificate of Incorporation of Delaware or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

13. Inspection of Agreement. Executed copies of this Agreement will be on file at the principal place of business in Delaware at Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. A copy of this Agreement shall be furnished by Delaware, on request and without cost, to any stockholder of either Nevada or Delaware.

14. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

15. Service of Process. On and after the Effective Date, Delaware agrees that it may be served with process in Nevada in any proceeding for enforcement of any obligation of Delaware or Nevada arising from the Merger.

16. Remedies. Any right and remedy belonging to Delaware or Nevada and arising in connection with the actions contemplated by this Agreement shall be pursued solely against Delaware or Nevada, and not against their respective officers, directors or employees. In the event that any officer, director or employee of Delaware or Nevada becomes involved in any capacity in any action, proceeding or investigation in connection with the Merger, Delaware and/or Nevada shall advance to such person(s) all reasonable legal and other expenses incurred in connection therewith and shall also indemnify such person(s) against any losses, claims, damages or liabilities to which such person(s) may become subject in connection with this Agreement, except to the extent that such indemnification is prohibited by law.

* * * * *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Merger to be executed on its behalf by its officers duly authorized, all as of the date first above written.

COLOMBIA GOLDFIELDS LTD.	COLOMBIA GOLDFIELDS LTD.
a Nevada corporation	a Delaware corporation

By: _____________________________________	By: _____________________________________
Name:	Name:
Title:	Title:

Appendix B

Certificate of Incorporation of Colombia Goldfields Corp.

CERTIFICATE OF INCORPORATION
OF
COLOMBIA GOLDFIELDS LTD.

The undersigned incorporator, for the purpose of incorporating a corporation under the General Corporation Law of the State of Delaware, does execute this Certificate of Incorporation and does hereby certify as follows:

ARTICLE I
Corporate Name

The name of the Corporation is COLOMBIA GOLDFIELDS LTD. (the "Corporation").

ARTICLE II
Registered Office

The address of the registered office of the Corporation in the State of Delaware is:

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, Delaware 19808
New Castle County

The name of the Corporation's registered agent is Corporation Service Company.

ARTICLE III
Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the DGCL.

ARTICLE IV
Capital Stock

A.  CLASSES OF STOCK.

The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is 210,000,000 shares. 200,000,000 shares shall be Common Stock, each having a par value of $0.00001. 10,000,000 shares shall be Preferred Stock, each having a par value of $0.00001.

B.  ISSUANCE OF PREFERRED STOCK

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C.  RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF COMMON STOCK.

1. Dividend Rights. Subject to the prior or equal rights of holders of all classes of stock at the time outstanding having prior or equal rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2. Redemption. The Common Stock is not redeemable upon demand of any holder thereof or upon demand of the Corporation.

3. Voting Rights. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V
Board of Directors

A.  MANAGEMENT OF BUSINESS

The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

B. BOARD OF DIRECTORS

Election of Directors. Each director will serve a term of one year. Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation (the "Bylaws") so provide.

Removal of Directors. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, following the date of this Certificate of Incorporation, no individual director may be removed without cause.

Subject to any limitation imposed by law, any individual director or directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors.

Vacancies. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified.

ARTICLE VI
Indemnification

A.	EXCULPATION

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived any improper personal benefit. If the DGCL is hereafter amended to further reduce or to authorize, with the approval of the Corporation’s stockholders, further reductions in the liability of the Corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the DGCL as so amended.

B.	INDEMNIFICATION

To the extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, voting of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

C.	EFFECT OF REPEAL OR MODIFICATION

Any repeal or modification of any of the foregoing provisions of this Article VI shall be prospective and shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

ARTICLE VII
Preemptive Rights

No holder of shares of stock of the Corporation shall have any preemptive or other right, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any share of any class, or series thereof, of stock; but such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock may be issued or disposed of by the Board of Directors to such persons, and on such terms and for such lawful consideration as in its discretion it shall deem advisable or as the Corporation shall have by contract agreed.

ARTICLE VIII
Amendment to Certificate of Incorporation

A. CORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. STOCKHOLDERS

Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, VIII, IX, X, XI.

ARTICLE IX
Amendment of Bylaws

The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws.

ARTICLE X
Shareholder Action

No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws. Special meetings of the stockholders shall be called only by the President, the Chief Executive Officer, the Chairman of the Board, or a majority of the Board of Directors.

ARTICLE XI
Shareholder Meetings

Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE XII
Effective Date

This certificate shall be effective as of June 23, 2006.

I, The Undersigned, for purpose of forming a corporation under the laws of the State of Delaware, do make, file and record the Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hands this 23rd day of June, A.D. 2006.

BY: /s/ J. Randall Martin
NAME: J. Randall Martin

AMENDED 2006 STOCK INCENTIVE PLAN

1.	ESTABLISHMENT, EFFECTIVE DATE AND TERM

Colombia Goldfields, Ltd., a Nevada corporation hereby establishes the "Colombia Goldfields, Ltd., 2006 Stock Incentive Plan." The Effective Date of the Plan shall be the date that the Plan was approved by the Board of Directors of Colombia Goldfields, Ltd. in accordance with its By-laws and the laws of the State of Nevada or such later date as provided in the resolutions adopting the Plan. Unless earlier terminated pursuant to Section 16(i) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Appendix 1 attached hereto.

2.	PURPOSE

The purpose of the Plan is to advance the interests of the Company by allowing the Company to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in Colombia Goldfields, Ltd. and incentives to expend maximum effort for the growth and success of the Company so as to strengthen the mutuality of the interests between the Eligible Individuals and the stockholders of Colombia Goldfields, Ltd..

3.	ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual as determined by the Committee from time to time on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

4.	ADMINISTRATION

(a)
Committee - The Plan shall be administered by the Compensation Committee (the “Committee), which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the 2006 Plan deemed by the Committee to be necessary or appropriate to the administration of the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 2006 Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the 2006 Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the 2006 Plan, any Award or any Award Agreement entered into under the 2006 Plan.

(b)	Advisors to Committee - The Committee may designate employees of our Company and professional advisors to assist the Committee in the administration of the 2006

Plan and may grant authority to employees of our Company to execute agreements or other documents on behalf of the Committee in connection with the administration of the 2006 Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the 2006 Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. Our Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(c)
Participants Outside the U.S. - In order to conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the awards granted under the 2006 Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the 2006 Plan or any subplan established hereunder.

(d)
Liability and Indemnification - No covered individual shall be liable for any action or determination made in good faith with respect to the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. Our Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of Colombia Goldfields, Ltd., indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the 2006 Plan, any Award granted or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation or By-Laws of Colombia Goldfields, Ltd. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such covered individual under the 2006 Plan or arising out of such Covered Individual's own fraud or bad faith.

5.	COMMON STOCK

(a)
Shares Available for Awards - The common stock that may be issued pursuant to Awards granted under the 2006 Plan shall be treasury shares or authorized but unissued shares of the common stock. The total number of shares of common stock that may be issued pursuant to Awards granted under the 2006 Plan shall be five million (5,000,000) shares, subject to adjustment as provided in the 2006 Plan.

(i)
With respect to the shares of common stock reserved pursuant to this section, a maximum of five hundred thousand (500,000) of such shares may be subject to grants of options to any one Eligible Individual during any one fiscal year.

(ii)
With respect to the shares of common stock reserved pursuant to this section, a maximum of two hundred and fifty thousand (250,000) of such shares may be subject to grants of Stock Appreciation Rights to any one Eligible Individual during any one fiscal year.

(iii)
With respect to the shares of common stock reserved pursuant to this section, a maximum of two hundred and fifty thousand (250,000) of such shares may be subject to grants of Performance Shares, Restricted Stock, and Awards of common stock to any one Eligible Individual during any one fiscal year.

(iv)	The maximum value at Grant Date of grants of Performance Units which may be granted to any one Eligible Individual during any one fiscal year shall be $500,000.

(b)
Reduction of Shares Available for Awards - Upon the granting of an Award, the number of shares of common stock available under this section hereof for the granting of further Awards shall be reduced as follows:

(i)
In connection with the granting of an Award other than the granting of a Performance Unit, the number of shares of common stock shall be reduced by the number of shares of common stock subject to the Award.

(ii)
In connection with the granting of a Performance Unit, the number of shares of common stock shall be reduced by an amount equal to the quotient of (A) the dollar amount in which the Performance Unit is denominated, divided by (B) the Fair Market Value of a share of common stock on the date the Performance Unit is granted.

(c)
Cancelled, Forfeited, or Surrendered Awards - If any Award is cancelled, forfeited, exchanged, surrendered, or terminated for any reason prior to exercise or becoming vested in full, the shares of common stock that were subject to such Award will to the extent cancelled, forfeited, exchanged, surrendered, or terminated be available for future Awards granted under the 2006 Plan as if said Award had never been granted.

(d)
Recapitalization - If the outstanding shares of common stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Colombia Goldfields, Ltd. by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock of Colombia Goldfields, Ltd. or other increase or decrease in such shares effected without receipt of consideration by Colombia Goldfields, Ltd. occurring after the effective date, an appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of common stock available under the 2006 Plan; (ii) in the number and kind of shares of common stock issuable upon exercise (or vesting) of outstanding Awards granted under the 2006 Plan; (iii) in the Exercise Price per share of outstanding Options granted under the Plan and (iv) the number of shares of common stock subject to Awards granted to non-employee directors under Section 11. No fractional shares of common stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(d), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 5(d) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

6.	OPTIONS

(a)
Grant of Options - Subject to the terms and conditions of the 2006 Plan, the Committee may grant to Eligible Individuals options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. Each grant of an option must satisfy the requirements set forth in this section.

(b)
Type of Options - Each option granted under the 2006 Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, options granted under the 2006 Plan will be deemed to be Non-qualified Stock Options.

(c)
Exercise Price - Subject to the limitations set forth in the 2006 Plan relating to Incentive Stock Options, the Exercise Price of an option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of an option granted to a U.S. Taxpayer Participant who is subject to federal income tax in the United States at the time of grant may not be less than Fair Market Value of the common stock, or if greater, the par value of the common stock, as of the Grant Date of the total number of shares of common stock that are subject to such option.

(d)
Limitation on Option Period - Subject to the limitations set forth in the 2006 Plan relating to Incentive Stock Options, options granted under the 2006 Plan and all rights to purchase common stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such options, or on such earlier date as may be stated in the Award Agreement relating to such option. In the case of options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said options, extend the term of any such options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

(e)
Limitations on Incentive Stock Options - Notwithstanding any other provisions of the 2006 Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the 2006 Plan.

(i)
Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of common stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any options issued subsequently which first become vested and exercisable in the same calendar year, shall be treated as Non-qualified Stock Options.

(ii)
Minimum Exercise Price. In no event may the Exercise Price of an Incentive Stock Option be less than 100% of the aggregate Fair Market Value as of the Grant Date of the total number of shares of common stock that are subject to such Incentive Stock Option.

(iii)
Ten Percent Stockholder. Notwithstanding any other provision of the 2006 Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of Colombia Goldfields, Ltd., such Incentive Stock Options (i) must have an Exercise Price that is at least 110% of the aggregate Fair Market Value as of the Grant Date of the total number of shares of common stock that are subject to such option, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(f)
Vesting Schedule and Conditions - No options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto. Unless otherwise provided in the applicable Award Agreement, options will vest and become exercisable on each anniversary of the Grant Date in equal annual installments over four (4) years following the Grant Date of the option.

(g)
Exercise - When the conditions to the exercise of an option have been satisfied, the Participant may exercise the option only in accordance with the following provisions. The Participant shall deliver to Colombia Goldfields, Ltd. a written notice stating that the Participant is exercising the option and specifying the number of shares of common stock which are to be purchased pursuant to the option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the option is being exercised, by one or more of the methods provided for in the 2006 Plan. Said notice must be delivered to Colombia Goldfields, Ltd. at its principal office and addressed to the attention of Colombia Goldfields, Ltd., Suite 600, Burrard Street, Vancouver, BC V6C 2X8. The minimum number of shares of common stock with respect to which an option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the option at the time of exercise. An attempt to exercise any option granted hereunder other than as set forth in the 2006 Plan shall be invalid and of no force and effect.

(h)	Payment - Payment of the Exercise Price for the shares of common stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i)	by cash, certified or cashier’s check, bank draft or money order; or

(ii)
through the delivery to Colombia Goldfields, Ltd. of shares of common stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to Colombia Goldfields, Ltd.’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in Colombia Goldfields, Ltd. incurring any liability under Section 16(b) of the Exchange Act.

Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion and to the extent permitted by applicable law, permit such payment to be made by one of the following methods or in any combination thereof as it may determine: (i) by the delivery of a promissory note of the Participant to Colombia Goldfields, Ltd. on such terms as the Committee shall specify in its sole and absolute discretion; (ii) through a "cashless exercise sale and remittance procedure" pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to Colombia Goldfields, Ltd., out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income, employment, excise and other taxes required to be withheld by the Company by reason of such exercise and (2) to Colombia Goldfields, Ltd. to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or (iii) any other method as may be permitted by the Committee.

(i)
Termination of Employment, Disability or Death - Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant's outstanding options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant's unvested options shall expire. Notwithstanding the foregoing, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or service of a Participant with the Company for any reason other than for Cause, a Participant or the Participant's estate, devisee or heir at law (whichever is applicable) may exercise an option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the option pursuant to its terms. Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or service.

(i)	Termination for Reason Other Than Cause, Disability or Death. If a Participant's termination of employment is for any reason other than Cause, Disability or death, any option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed thirty (30) days from the date of such termination, and prior to the termination of the option pursuant to its terms.

(ii)
Disability. If a Participant's termination of employment or service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination and prior to termination of the option pursuant to its terms, to exercise, in whole or in part, any vested portion of the option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested option held by such Participant upon death shall be exercisable by the Participant's estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant's death and prior to the termination of the option pursuant to its terms.

(iii)
Death. If a Participant dies while in the employment or service of the Company, the Participant's estate or the devisee named in the Participant's valid last will and testament or the Participant's heir at law who inherits the option has the right, at any time within a period not to exceed one (1) year after the date of such Participant's death and prior to termination of the option pursuant to its terms, to exercise, in whole or in part, any portion of the vested option held by such Participant at the date of such Participant's death.

(iv)
Termination for Cause. In the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment by the Company for Cause (without regard to any notice or cure period requirement), any option held by the Participant at the time of occurrence of the event which would be grounds for termination of employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for termination of employment by the Company for Cause.

7.	STOCK APPRECIATION RIGHTS

(a)
Grant of Stock Appreciation Rights - Subject to the terms and conditions of the 2006 Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this section.

(b)
Terms and Conditions of Stock Appreciation Rights - Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the exercise period of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an option.

(c)
Exercise of Stock Appreciation Rights - Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the President of Colombia Goldfields, Ltd., specifying the number of shares of common stock with respect to which the Stock Appreciation Right is being exercised.

(d)
Payment of Stock Appreciation Right - Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant's estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of common stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of common stock on the date of exercise over the Fair Market Value of a share of common stock on the Grant Date, by the number of shares of common stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Company may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

8.	RESTRICTED STOCK

(a)
Grant of Restricted Stock - Subject to the terms and conditions of the 2006 Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock shall satisfy the requirements as set forth in this Section.

(b)
Restrictions - The Committee shall impose such restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation; time based vesting restrictions, or the attainment of Performance Goals. Shares of Restricted Stock subject to the attainment of Performance Goals will be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee in accordance with Section 9(c).

(c)
Certificates and Certificate Legend - With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

"The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in the Colombia Goldfields, Ltd. Ltd 2006 Stock Incentive Plan, and in an Agreement entered into by and between the registered owner of such shares and the company, dated _____________. A copy of the 2006 Plan and the Award Agreement may be obtained from the Secretary of the company."

(d)
Removal of Restrictions - Except as otherwise provided in the 2006 Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock.

(e)
Stockholder Rights - Until the expiration of all applicable restrictions, the Restricted Stock shall be treated as outstanding, the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of common stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividend and distributions may be held in escrow by the Company until all restrictions on the respective Restricted Stock have lapsed.

(f)
Termination of Service - Unless otherwise provided in a Award Agreement, if a Participant’s employment or service with the Company terminates for any reason, all nonvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by Colombia Goldfields, Ltd. with respect to such Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding this paragraph, all grants of Restricted Stock that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9(c) as if such grants of Restricted Stock were Awards of Performance Shares.

9.	PERFORMANCE SHARES AND PERFORMANCE UNITS

(a)
Grant of Performance Shares and Performance Units - Subject to the terms and conditions of the 2006 Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares and Performance Units, in such amounts, as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.

(b)
Terms and Conditions of Performance Shares and Performance Units - The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of common stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals, and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion.  The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder.  Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical.

(c)
Determination and Payment of Performance Units or Performance Shares Earned - As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. As soon as practicable after the Committee has determined that an amount is payable or should be distributed with respect to a Performance Share or a Performance Unit, the Committee shall cause the amount of such Award to be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable). Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of common stock, or in a combination thereof. For purposes of making payment or a distribution with respect to a Performance Share or Performance Unit, the cash equivalent of a share of common stock shall be determined by the Fair Market Value of the common stock on the day the Committee designates the Performance Shares or Performance Units to be payable.

(d)
Termination of Employment - Unless otherwise provided in an Award Agreement, if a Participant's employment or service with the Company terminates for any reason, all of the Participant's outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.

(i)
Termination for Reason Other Than Death or Disability. If a Participant's employment or service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii)
Termination of Employment for Death or Disability. If a Participant's employment or service with the Company terminates by reason of the Participant's death or Disability prior to the end of a Performance Period , the Participant, or the Participant's estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant's outstanding Performance Units and Performance Share at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the

Performance Units or Performance Shares granted to the Participant under such Award as the number of months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to receive any remaining Performance Units or Performance Shares shall be canceled and forfeited.

10.	STOCK AWARDS

Subject to the terms and conditions of the 2006 Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, shares of common stock, in such amounts, as the Committee shall determine in its sole and absolute discretion. Such common stock may be issued in satisfaction of awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual.

11.	AWARD GRANTS TO NON-EMPLOYEE DIRECTORS

All Non-Employee Directors shall be eligible to receive Awards pursuant to the terms of this section and shall, in the sole discretion of the Board, be eligible to receive any other type of Award permitted under the 2006 Plan.

(a)	Options - All Options granted to a Non-Employee Director pursuant to this section shall be Non-Qualified Stock Options and shall be made pursuant to the following terms:

(i)
Initial Grant. In addition to any other Awards granted hereunder, a Non-Employee Director shall receive an option to purchase twenty thousand shares of common stock upon the date the Non-Employee Director begins service as a Non-Employee Director (even if previously an employee director).

(ii)	Annual Grant. Each Non-Employee Director shall receive an option to purchase twenty thousand shares of common stock on each Annual Grant Date.

(iii)	Exercise Price. The Exercise Price of an option granted hereunder shall be equal to greater of the Fair Market Value of a share of common stock or the par value of the common stock.

(iv)	Option Period. An option granted hereunder and all rights to purchase common stock thereunder shall terminate on the tenth anniversary of the Grant Date of such option.

(v)
Exercisability. An option granted hereunder will vest and become exercisable on each anniversary of the Grant Date in equal annual installments over three (3) years following the Grant Date of the option.

(vi)
Method of Exercise. When the conditions of paragraph (b)(v) above have been satisfied, a Non-Employee Directors may exercise an option granted under this section only in accordance with the following provisions. The Non-Employee Director shall deliver to Colombia Goldfields, Ltd. a written notice stating that the Non-Employee Directors is exercising the option and specifying the number of shares of common stock which are to be purchased pursuant to the option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the option is being exercised in accordance with Section 6(h) above. Said notice must be delivered to Colombia Goldfields, Ltd. at its principal office and addressed to the attention of its President. The minimum number of shares of common stock with respect to which an option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the option at the time of exercise. An attempt to exercise any option granted hereunder other than as set forth in the 2006 Plan shall be invalid and of no force and effect.

(vii)
Termination of Directorship for Reason other than Cause. If a Non-Employee Director's directorship terminates for any reason other than Cause, the Non-Employee Director or the Non-Employee Director's estate, devisee or heir at law (whichever is applicable) shall have the right at any time within a period not to exceed one year from the date of such termination, and prior to the termination of the option pursuant to its terms to exercise, in whole or in part, any vested portion of the option held by such Non-Employee Director at the date of such termination. Upon such termination the Non-Employee Director's unvested options shall expire, except as otherwise provided by the Committee.

(viii)
Termination of Directorship for Cause. Upon the removal, failure to stand for reelection or failure to be re-nominated for Cause, or if the Company obtains information after a Non-Employee Director's directorship terminates that such Non-Employee Director had engaged in conduct that would have justified removal for Cause during the Non-Employee Director's directorship, all outstanding options held by such Non-Employee Director shall expire immediately and the Non-Employee Director or the Non-Employee Director's estate, devisee or heir at law (whichever is applicable) shall have no further right to purchase shares of common stock pursuant to such options.

(b)
Limitation on Awards. In the event that a grant of an Award under this section would violate the limitations of Section 5(a), such grant shall be proportionately reduced to an amount that would not violate such limitations and, a make-up grant shall be made on the first day of the first month commencing at least twenty (20) days after such limitation is no longer exceeded in an amount equal to such prior reduction. Such make-up grants shall be made to a Non-Employee Director only if such director is a Non-Employee Director on the date such make-up grant is made. Notwithstanding anything to the contrary, in the event that no Fair Market Value of the common stock can be determined in a fiscal year, no annual grants of Awards shall be made for such fiscal year.

12.	OTHER AWARDS

Awards of shares of common stock, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, common stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such award. Each such award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of common stock subject to the award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

13.	CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of Colombia Goldfields, Ltd., the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this 2006 Plan, (ii) that Awards shall terminate, provided however, that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, and/or (iii) that Awards shall terminate provided that Participants shall be entitled to a cash payment equal to the excess of the aggregate Change in Control Price with respect to shares subject to the vested portion of the Award over the aggregate Exercise Price of the shares subject to the vested portion of the Award. In the event that the Committee does not terminate an Award upon a Change in Control of Colombia Goldfields, Ltd., then each outstanding Award shall upon exercise thereafter entitle the holder thereof to such number of shares of common stock or other securities or property to which a holder of shares of common stock would have been entitled to upon such Change in Control.

14.	CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this 2006 Plan and/or (ii) treat the employment or other services of a Participant employed by such entity as terminated if such Participant is not employed by Colombia Goldfields, Ltd. or any entity that is a part of the Company immediately after such event.

15.	REQUIREMENTS OF LAW

(a)
Violations of Law - The Company shall not be required to sell or issue any shares of common stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other Federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b)
Registration - At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable Federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant's exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c)
Withholding - The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether Federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of common stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of common stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person's wages or compensation due to such person, or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)	Governing Law - The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

16.	GENERAL PROVISIONS

(a)
Award Agreements - All Awards granted pursuant to the 2006 Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain such provisions, as the Committee shall deem appropriate. The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the 2006 Plan.

(b)
Purchase Price - To the extent the purchase price of any Award granted hereunder is less than par value of a share of common stock and such purchase price is not permitted by applicable law, the per share purchase price shall be equal to the par value of a share of common stock.

(c)
Prospective Employees - Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(d)
Issuance of Certificates; Stockholder Rights - Colombia Goldfields, Ltd. shall deliver to the Participant a certificate evidencing the Participant's ownership of shares of common stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a stockholder with respect to such common stock prior to satisfaction of all conditions relating to the issuance of such common stock, and, except as expressly provided in the 2006 Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied. The Committee in its absolute and sole discretion may credit a Participant's Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for Federal tax purposes pursuant to Code Section 162(m).

(e)	Transferability of Awards - A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the

Participant's lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the 2006 Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant's "family member" as such term is defined in the Form 8 Registration Statement under the Securities Act of 1933, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a "family member", so that such option fails to continue to satisfy the requirements of an incentive stock option under the Code such option shall automatically be re-designated as a Non-Qualified Stock Option.

(f)
Buyout and Settlement Provisions - The Committee may at any time on behalf of Colombia Goldfields, Ltd. offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(g)
Use of Proceeds - The proceeds received by Colombia Goldfields, Ltd. from the sale of common stock pursuant to Awards granted under the 2006 Plan shall constitute general funds of Colombia Goldfields, Ltd..

(h)
Modification or Substitution of an Award - Subject to the terms and conditions of the 2006 Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant's consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award. Notwithstanding the foregoing, without approval of the stockholders of Colombia Goldfields, Ltd., an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that (i) the foregoing shall not apply to adjustments or substitutions in accordance with Section 5 or Section 14, and (ii) if an Award is modified, extended or renewed and thereby deemed to be in issuance of a new Award under the Code or the applicable accounting rules, the exercise price of such Award may continue to be the original Exercise Price even if less than Fair Market Value of the common stock at the time of such modification, extension or renewal.

(i)
Amendment and Termination of Plan - The Board may, at any time and from time to time, amend, suspend or terminate the 2006 Plan as to any shares of common stock as to which Awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Colombia Goldfields, Ltd. at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of Colombia Goldfields, Ltd. shall be required for any amendment (i) that changes the class of individuals eligible to receive Awards under the Plan, (ii) that increases the maximum number of shares of common stock in the aggregate that may be subject to Awards that are granted under the 2006 Plan (except as permitted under Section 5 or Section 14 hereof), (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the common stock may be listed or traded, or (iv) if such amendment eliminates a requirement provided herein that the stockholders of Colombia Goldfields, Ltd. must approve an action to be undertaken under the Plan. Except as permitted under Section 5 or Section 14 hereof, no amendment, suspension or termination of the 2006 Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the 2006 Plan. Awards granted prior to the termination of the 2006 Plan may extend beyond the date the 2006 Plan is terminated and shall continue subject to the terms of the 2006 Plan as in effect on the date the 2006 Plan is terminated.

(j)
Notification of 83(b) Election - If in connection with the grant of any Award any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(k)
Detrimental Activity - All Awards shall be subject to cancellation by the Committee if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall be entitled to recover from the Participant at any time within two (2) years after the exercise or vesting of the Award but prior to a Change in Control, and the Participant shall pay over to the Company with respect to any Award previously held by such Participant (i) an amount equal to the excess of the Fair Market Value of the common stock for which any option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such option; (ii) any shares of common stock granted pursuant to any Award other than an option, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (iii) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award.

(l)
Disclaimer of Rights - No provision in the 2006 Plan, any Award granted or any Award Agreement entered into pursuant to the 2006 Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the 2006 Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(m)
Unfunded Status of Plan - The 2006 Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(n)
Nonexclusivity of Plan - The adoption of the 2006 Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.

(o)
Other Benefits - No Award payment under the 2006 Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant's level of compensation.

(p)	Headings - The section headings in the 2006 Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(q)
Pronouns - The use of any gender in the 2006 Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(r)
Successors and Assigns - The 2006 Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant's estate, devisee, or heir at law.

(s)
Severability - If any provision of the 2006 Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(t)
Notices - Any communication or notice required or permitted to be given under the 2006 Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to Colombia Goldfields, Ltd., to its principal place of business, attention: President, and if to the holder of an Award, to the address as appearing on the records of the Company.

APPENDIX 1

DEFINITIONS

"Annual Grant Date" means May 31, 2006 and each May 31 thereafter.

"Award" means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Stock Appreciation right or any other award granted pursuant to the Plan.

"Award Agreement" means a written agreement entered into by Colombia Goldfields, Ltd. and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

"Board" means the board of directors of Colombia Goldfields, Ltd.

"Cause" means, with respect to a termination of employment or service with the Company, a termination of employment or service due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant's duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

"Change in Control" shall be deemed to occur upon:

(a)
any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Colombia Goldfields, Ltd., any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of Colombia Goldfields, Ltd. in substantially the same proportions as their ownership of common stock of Colombia Goldfields, Ltd.), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Colombia Goldfields, Ltd. representing forty percent (40%) or more of the combined voting power of Colombia Goldfields, Ltd.'s then outstanding securities;

(b)
during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) whose election by the Board or nomination for election by Colombia Goldfields, Ltd.'s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)
a merger, consolidation, reorganization, or other business combination of the Colombia Goldfields, Ltd. with any other entity, other than a merger or consolidation which would result in the voting securities of Colombia Goldfields, Ltd. outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of Colombia Goldfields, Ltd. or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of Colombia Goldfields, Ltd. (or similar transaction) in which no person acquires more than twenty-five percent (25%) of the combined voting power of Colombia Goldfields, Ltd.'s then outstanding securities shall not constitute a Change in Control; or

(d)
the stockholders of Colombia Goldfields, Ltd. approve a plan of complete liquidation of Colombia Goldfields, Ltd. or the consummation of the sale or disposition by Colombia Goldfields, Ltd. of all or substantially all of Colombia Goldfields, Ltd.'s assets other than (x) the sale or disposition of all or substantially all of the assets of Colombia Goldfields, Ltd. to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of Colombia Goldfields, Ltd. at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the stockholders of Colombia Goldfields, Ltd..

"Change in Control Price" means the price per share of Common Stock paid in any transaction related to a Change in Control of Colombia Goldfields, Ltd.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Committee" means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 under the Exchange Act, and as an "outside director" for purposes of Code Section 162(m). If no Committee exists, the functions of the Committee will be exercised by the Board; provided, however, that a Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Committee. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

"Common Stock" means the common stock, $.00001 par value per share, of Colombia Goldfields, Ltd.

"Company" means Colombia Goldfields, Ltd. and all entities whose financial statements are required to be consolidated with the financial statements of Colombia Goldfields, Ltd. pursuant to United States generally accepted accounting principles and any other entity determined to be an affiliate as determined by the Committee in its sole and absolute discretion.

"Covered Employee" means "covered employee" as defined in Code Section 162(m)(3).

"Covered Individual" means any current or former member of the Committee, any current or former officer of the Company, or any individual designated pursuant to Section 4(b).

"Detrimental Activity" shall mean (i) the disclosure to anyone outside the Company, or the use in other than the Company's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant's employment or service with the Company; (ii) activity while employed or providing services that results, or if known could result, in the termination of the Participant's employment or service that is classified by the Company as a termination for Cause; (iii) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (iv) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company without, in all cases, written authorization from the Company; (v) the Participant's Disparagement, or inducement of others to do so, of the Company or their past and present officers, directors, employees or products; (vi) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company, provided however that competitive activities shall only be those competitive with any business unit of the Company with regard to which the Participant performed services at any time within the two (2) years prior to the termination of the Participant's employment or service; or (vii) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company. For purposes of subparagraphs (i), (iii), (iv) and (vi) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

"Disability" means a "permanent and total disability" within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

"Disparagement" means making any comments or statements to the press, the Company's employees or any individual or entity with whom the company has a business relationship which would adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

"Dividend Equivalents" means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

"Effective Date" shall mean the date that the Plan was approved by the Board of Directors of Colombia Goldfields, Ltd. in accordance with its By-laws and the laws of the State of Nevada.

"Eligible Individual" means any employee, officer, director (employee or non-employee director) of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the purchase price of each share of Common Stock subject to an Award.

"Fair Market Value" means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the applicable date, (i) as reported by the national securities exchange in the United States on which it is then traded or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded. For purposes of the grant of any Award, the applicable date shall be the day prior to the date on which the Award is granted. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee.

"Grant Date" means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

"Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422.

"Colombia Goldfields, Ltd." means Colombia Goldfields, Ltd., a Nevada corporation.

"Non-Employee Director" means a director of Colombia Goldfields, Ltd. who is not an active employee of the Company.

"Non-qualified Stock Option" means an Option which is not an Incentive Stock Option.

"Option" means an option to purchase Common Stock granted pursuant to Sections 6 or 11 of the Plan.

"Participant" means any Eligible Individual who holds an Award under the Plan and any of such individual's successors or permitted assigns.

"Performance Goals" means the specified performance goals which have been established by the Committee in connection with an Award. Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, Colombia Goldfields, Ltd.'s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, Colombia Goldfields, Ltd.'s after-tax or pre-tax profits including, without limitation, that attributable to Colombia Goldfields, Ltd.'s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, Colombia Goldfields, Ltd.'s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, Colombia Goldfields, Ltd.'s operational costs, or a component thereof (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of Colombia Goldfields, Ltd.'s long-term or short-term public or private debt or other similar financial obligations of Colombia Goldfields, Ltd., which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from Colombia Goldfields, Ltd.'s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, Colombia Goldfields, Ltd.'s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, Colombia Goldfields, Ltd.'s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, Colombia Goldfields, Ltd.'s after-tax or pre-tax return on stockholder equity; (x) the attainment of certain target levels in the fair market value of Colombia Goldfields, Ltd.'s common stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; and (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization). In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of Colombia Goldfields, Ltd. of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by Colombia Goldfields, Ltd. (or a subsidiary, division or other operational unit of Colombia Goldfields, Ltd.) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. To the extent permitted under Code Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

"Performance Period" means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

"Performance Share" means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

"Performance Unit" means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

"Person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary.

"Plan" means this Colombia Goldfields, Ltd., 2006 Stock Incentive Plan.

"Prospective Employee" means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual.

"Restricted Stock" means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

"Restricted Stock Unit" means the right to receive to receive a fixed number of shares of Common Stock, or the cash equivalent, granted pursuant to Section 8 hereunder.

"Section 424 Employee" means an employee of Colombia Goldfields, Ltd. or any "subsidiary corporation" or "parent corporation" as such terms are defined in and in accordance with Code Section 424. The term "Section 424 Employee" also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

"Stock Appreciation Right" means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

"Transfer" means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

"U.S. Taxpayer" means any participant who is a United States resident for income tax purposes or is a citizen of the United States.